Exhibit 10.7
Healthcare Liability Quota Share
Reinsurance Contract
Effective: January 1, 2007
issued to
Allied World Assurance Company, Ltd
Hamilton, Bermuda
Allied World Assurance Company (U.S.) Inc.
Wilmington, Delaware
Newmarket Underwriters Insurance Company
Concord, New Hampshire
Allied World Assurance Company (Europe) Limited
Dublin, Ireland
Allied World Assurance Company (Reinsurance) Limited
Dublin, Ireland
and any or all of the affiliated or subsidiary insurance companies that are or may hereafter come under
common control, ownership and/or management
(hereinafter referred to collectively as the “Company”)
by
The Subscribing Reinsurer(s) Executing
the Interests and Liabilities Agreement(s)
Attached Hereto
(hereinafter referred to as the “Reinsurer”)
Wherever the word “Company” is used in this Contract, such term shall be held to include any or all of the affiliated or subsidiary companies that are or may hereafter come under common control, ownership and/or management, provided that notice be given to the Reinsurer of any such affiliated or subsidiary companies that may hereafter come under common control, ownership and/or management of the Company. For purposes of this Contract, an “affiliated” company shall be a company in which at least a 50.0% ownership interest is held by one or any combination of the following: Allied World Assurance Company, Ltd; Allied World Assurance Company (U.S.) Inc.; Newmarket Underwriters Insurance Company; Allied World Assurance Company (Europe) Limited; or Allied World Assurance Company (Reinsurance) Limited.
Article I — Classes of Business Reinsured
A.	By this Contract the Company obligates itself to cede to the Reinsurer and the Reinsurer obligates itself to accept quota share reinsurance of the Company’s net liability under policies incepting, renewing or having an anniversary date on or after the effective date hereof, and classified by the Company as follows:
1.	Coverage A: Healthcare Liability business written by the Company in Bermuda with policy limits greater than $10,000,000 each occurrence, each insured; and

2.	Coverage B: Healthcare Liability business written by the Company in the United States of America.
B.	It is understood that, as respects policies written on a claims made basis, the Company may issue prior acts coverages and extended reporting coverage endorsements.
C.	The liability of the Reinsurer with respect to each cession hereunder shall commence obligatorily and simultaneously with that of the Company, subject to the terms, conditions and limitations hereinafter set forth.
Article II — Commencement and Term
A.	This Contract is effective at 12:01 A.M., Standard Time, January 1, 2007, (as defined in the Company’s policies) in respect of policies incepting, renewing or having an anniversary date on and after that time and date and shall remain in full force and effect until 12:01 A.M., Standard Time, January 1, 2008.
B.	At termination or expiration, the Reinsurer shall remain liable for all losses under policies in force until their expiration, anniversary or renewal.
C.	Notwithstanding the foregoing, at termination or expiration of this Contract, at the Company’s sole option, the Company will have the option to cut off this Contract and the Reinsurer shall incur no liability for losses occurring or claims made (as applicable) subsequent to the date of termination or expiration. Should the Company exercise this cutoff option, the Reinsurer shall return all unearned premium as of the date of termination or expiration less any ceding commission previously allowed thereon with respect to policies in force as of the date of termination or expiration.
D.	Notwithstanding any other provisions herein, the Reinsurer shall remain liable in respect of all liabilities under policies where the Company is obligated by applicable law or regulatory requirements to continue coverage under such policies until the Company is no longer obligated to do so.
E.	Should this Contract be terminated or expire while a loss covered hereunder is in progress, the Reinsurer shall be responsible for the loss in progress in the same manner and to the same extent it would have been responsible had the Contract expired the day following the conclusion of the loss in progress.
Article III — Special Termination
A.	The Company may terminate a Subscribing Reinsurer’s percentage share in this Contract on a cutoff basis at any time by giving written notice to the Subscribing Reinsurer by certified mail with 30 days notice, return receipt requested, in the event of any of the following circumstances:
1.	The Subscribing Reinsurer ceases underwriting operations; or

2.	A State Insurance Department or other legal authority orders the Subscribing Reinsurer to cease writing business, or the Subscribing Reinsurer is placed under regulatory supervision; or

3.	The Subscribing Reinsurer has become insolvent or has been placed into liquidation or receivership (whether voluntary or involuntary), or there has been instituted against it proceedings for the appointment of a receiver, liquidator, rehabilitator, conservator, trustee in bankruptcy, or other agent known by whatever name, to take possession of its assets or control of its operations; or

4.	The Subscribing Reinsurer’s surplus has been reduced by 20.0% of the amount of surplus at the inception of this Contract, or if the Subscribing Reinsurer has lost any part of, or has reduced, its paid-up capital; or

5.	The Subscribing Reinsurer has merged with or has become acquired or controlled by any company, corporation or unaffiliated individual(s) not controlling the Subscribing Reinsurer’s operations at the inception of this Contract; or

6.	The Subscribing Reinsurer has reinsured its entire liability under this Contract without the other party’s prior written consent; or

7.	The Subscribing Reinsurer has been assigned an A.M. Best’s rating of less than “A-” (a Standard & Poor’s Insurance Solvency International rating of less than “BBS” will apply as respects alien Subscribing Reinsurers other than Underwriting Members of Lloyd’s, London, and a Standard & Poor’s Lloyd’s Syndicate Stability rating of less than three crowns will apply as respects Underwriting Members of Lloyd’s, London).
B.	The Company will have the option to commute the Subscribing Reinsurer’s liability for losses on policies covered by this Contract as of the effective date of termination. In the event the Company and the Subscribing Reinsurer cannot agree on the capitalized value of the Subscribing Reinsurer’s liability under such policies, they will appoint an actuary and/or appraiser to assess such liability and will share equally any expense of the actuary and/or appraiser. If the Company and the Subscribing Reinsurer cannot agree on an actuary and/or appraiser, the Company and the Subscribing Reinsurer will each nominate three individuals, of whom the other party will decline two, and the final decision will be made by drawing lots. Payment by the Subscribing Reinsurer of the amount of liability ascertained will constitute a complete and final release of the Subscribing Reinsurer with respect to its liability under this Contract.
Article IV — Territory (BRMA 51D)
This Contract shall be worldwide in its geographical scope.
Article V — Exclusions
A.	This Contract does not apply to and specifically excludes the following:
1.	Nuclear risks as defined in the “Nuclear Incident Exclusion Clause — Liability — Reinsurance (U.S.A.),” the “Nuclear Incident Exclusion Clause — Liability — Reinsurance

(Canada)” and the “Nuclear Energy Risks Exclusion Clause (Reinsurance) (1994) (Worldwide Excluding U.S.A. & Canada)” attached to and forming part of this Contract.

2.	All liability of the Company arising by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund. “Insolvency fund” includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, however denominated, established or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

3.	Loss or damage caused by or resulting from war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law or confiscation by order of any government or public authority, but this exclusion shall not apply to loss or damage covered under a standard policy with a standard War Exclusion Clause.

4.	Multi-year policies, but not excluding policies with terms of one year plus odd time.

5.	Policies with rate guarantees.
B.	If the Company is bound, without the knowledge and contrary to the instructions of the Company’s supervisory underwriting personnel, on any business falling within the scope of one or more of the exclusions set forth in paragraph A, the exclusion shall be suspended with respect to such business until 30 days after an underwriting supervisor of the Company acquires knowledge thereof.
Article VI — Special Acceptances
A.	Any reinsurance falling within the scope of one or more of the exclusions set forth in paragraph A of the Exclusions Article that is specially accepted by the Reinsurer from the Company shall be covered under this Contract and be subject to the terms hereof, except as such terms shall be modified by the special acceptance. Any Subscribing Reinsurer shall be deemed to have agreed to a special acceptance if it has not responded to the Company’s special acceptance request within five business days after receiving the applicable underwriting information.

B.	As respects business written by the Company in Bermuda, the Company may request a special acceptance for policies with attachment points less than or equal to $10,000,000 that:
1.	Are classified by the Company as Tier 4 or Tier 5; and/or

2.	Have bed counts of more than 1,500;
for those policies with limits greater than $15,000,000 but less than or equal to $25,000,000. Any reinsurance falling within the scope of this paragraph B that is specially accepted by the Reinsurer from the Company shall be covered under this Contract and be subject to the terms hereof, except as such terms shall be modified by the special acceptance. It is hereby understood and agreed that the Reinsurer has specially accepted the Hospital for Special Surgery and VHA Risk Retention Group policies as of the effective date of this Contract.
Article VII — Reinsurance Coverage
A.	Coverage A: As respects business subject to this Contract described in subparagraph 1 of paragraph A of the Classes of Business Reinsured Article, the Company shall cede to the Reinsurer and the Reinsurer agrees to accept 100% of the Company’s net liability; however, the liability of the Reinsurer shall not exceed the following:
1.	As respects policies with attachment points equal to or greater than $5,000,000 and less than or equal to $10,000,000 that:
a.	Are classified by the Company as Tier 4 or Tier 5; and/or

b.	Have bed counts of more than 1,500;
$15,000,000 each loss, each policy (exclusive of loss in excess of policy limits, extra contractual obligations and loss adjustment expense), unless otherwise specially accepted in accordance with the provisions of paragraph B of the Special Acceptances Article;

2.	As respects all other policies subject to this Coverage A, $25,000,000 each loss, each policy (exclusive of loss in excess of policy limits, extra contractual obligations and loss adjustment expense).
B.	Coverage B: As respects business subject to this Contract described in subparagraph 2 of paragraph A of the Classes of Business Reinsured Article, the Company shall cede to the Reinsurer and the Reinsurer agrees to accept 100% of the Company’s net liability; however, the liability of the Reinsurer shall not exceed $15,000,000 each loss, each policy (exclusive of loss in excess of policy limits, extra contractual obligations and loss adjustment expense).

C.	It is understood and agreed that loss in excess of policy limits, extra contractual obligations and loss adjustment expense, as defined herein, will be considered part of the Company’s “net liability” and be subject to the provisions of paragraphs A and B above, but the liability of the Reinsurer for loss in excess of policy limits, extra contractual obligations and loss adjustment expense shall be in addition to the limits of liability set forth therein.

D.	The Company shall retain, net and underinsured, at least a 60.0% part of 100% share in the interests and liabilities of the Reinsurer hereunder.
Article VIII — Definitions
A.	“Net liability” as used herein shall be defined as the Company’s gross liability remaining after actual recoveries made from inuring reinsurance.

B.	The following shall apply as respects loss in excess of policy limits and extra contractual obligations, as defined herein:
1.	In the event the Company pays or is held liable to pay an amount of loss in excess of its policy limit, but otherwise within the terms of its policy (hereinafter called “loss in excess of policy limits”) or any punitive, exemplary, compensatory or consequential damages, other than loss in excess of policy limits (hereinafter called “extra contractual obligations”) because of alleged or actual bad faith, negligence or fraud on its part in rejecting an offer of settlement within policy limits, or in the preparation of the defense or in the trial of an action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such an action, or in otherwise handling a claim under a policy subject to this Contract, the loss in excess of policy limits and/or the extra contractual obligations shall be added to the Company’s loss, if any, under the policy involved, and the sum thereof shall be subject to the provisions of the Reinsurance Coverage Article. However, for the purposes of this Contract, the sum of any loss in excess of policy limits and extra contractual obligations shall not exceed the following as respects any one loss, any one policy:
a.	$15,000,000 as respects policies subject to Coverage A of the Reinsurance Coverage Article with attachment points equal to or greater than $5,000,000 and less or equal to $10,000,000 that:
i.	Are classified by the Company as Tier 4 or Tier 5; and/or

ii.	Have bed counts of more than 1,500;
unless otherwise specially accepted in accordance with the provisions of paragraph B of the Special Acceptances Article;

b.	$25,000,000 as respects all other policies subject to Coverage A of the Reinsurance Coverage Article; or

c.	$15,000,000 as respects policies subject to Coverage B of the Reinsurance Coverage Article.
2.	An extra contractual obligation shall be deemed to have occurred on the same date as the loss covered or alleged to be covered under the policy.

3.	Notwithstanding anything stated herein, this Contract shall not apply to any loss in excess of policy limits or any extra contractual obligation incurred by the Company as a result of any fraudulent and/or criminal act by any officer or director of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

4.	Recoveries from any form of insurance or reinsurance which protects the Company against claims the subject matter of this paragraph shall inure to the benefit of this Contract.
C.	“Loss adjustment expense” as used herein shall be defined as all expenses incurred by the Company in connection with a specific claim, including litigation expenses, interest on judgments and declaratory judgment expenses or other legal expenses and costs incurred in connection with coverage questions and legal actions connected thereto, but not including office expenses or salaries of the Company’s regular employees.

D.	“Declaratory judgment expense” as used herein shall mean all expenses incurred by the Company in connection with declaratory judgment actions brought to determine the Company’s policy obligations that are allocable to specific policies and claims subject to this Contract. Declaratory judgment expense shall be deemed to have been fully incurred by the Company on the date of the actual or alleged loss under the Company’s policy giving rise to the action.

E.	“Gross written premium” as used herein shall be defined as the original gross written premiums of the Company for the classes of business reinsured hereunder, less return premiums and less premiums ceded for reinsurance which inures to the benefit of this Contract and facultative reinsurance, if any.

F.	“Policy” as used herein shall be defined as policies, contracts and binders of insurance or reinsurance issued by the Company. In the event the Company issues multiple policies to any one insured, for the purposes of this Contract a policy shall be defined as each insured’s per claim, per occurrence or aggregate (if applicable) limit (or sum of per claim, per occurrence of aggregate limits in the case of policies written on a layered basis) applying to the same insured interest under the Company’s original policy or policies. The Company shall be the sole judge as to what constitutes: each original insured, policy, insured interest and each per claim, per occurrence or aggregate limit under its original policy or policies.
Article IX — Savings Clause
(Applicable only if the Subscribing Reinsurer is domiciled in the State of New York): In no event shall coverage for extra contractual obligations be provided to the extent that such coverage is not permitted under New York law.
Article X — Other Reinsurance
The Company shall be at liberty to effect specific reinsurance either for its net retention or the common account of itself and the Reinsurer.
Article XI — Claims and Loss Adjustment Expense
A.	Losses shall be reported by the Company in summary form as hereinafter provided. Further, the Company shall notify the Reinsurer whenever a claim involves a fatality, amputation, spinal cord damage, brain damage, blindness, extensive burns or multiple fractures, regardless of liability. The Reinsurer shall have the right to participate, at its own expense, in the defense of any claim or suit or proceeding involving this reinsurance.

B.	All loss settlements made by the Company, whether under strict policy conditions or by way of compromise, shall be binding upon the Reinsurer, and the Reinsurer agrees to pay or allow, as the case may be, its proportion of each such settlement in accordance with the Reports and Remittances Article. It is agreed, however, that if the Reinsurer’s share of any loss is equal to or greater than $2,500,000 as respects Coverage A of the Reinsurance

Coverage Article or $500,000 as respects Coverage B of the Reinsurance Coverage Article, the Reinsurer will pay its share of said loss as promptly as possible after receipt of reasonable evidence of the amount paid by the Company.

C.	In the event of a claim under a policy subject hereto, the Reinsurer shall be liable for its proportionate share of loss adjustment expense incurred by the Company in connection therewith and shall be credited with its proportionate share of any recoveries of such expense.
Article XII — Salvage and Subrogation
The Reinsurer shall be credited with its proportionate share of salvage (i.e., reimbursement obtained or recovery made by the Company, less the actual cost, excluding salaries of officials and employees of the Company and sums paid to attorneys as retainer, of obtaining such reimbursement or making such recovery) on account of claims and settlements involving reinsurance hereunder. The Company hereby agrees to enforce its rights to salvage or subrogation relating to any loss, a part of which loss was sustained by the Reinsurer, and to prosecute all claims arising out of such rights.
Article XIII — Original Conditions (BRMA 37B)
A.	All reinsurance under this Contract shall be subject to the same rates, terms, conditions, waivers and interpretations, and to the same modifications and alterations as the respective policies of the Company. However, in no event shall this be construed in any way to provide coverage outside the terms and conditions set forth in this Contract. The Reinsurer shall be credited with its exact proportion of the original premiums received by the Company, prior to disbursement of any dividends, but after deduction of premiums, if any, ceded by the Company for inuring reinsurance.

B.	Nothing herein shall in any manner create any obligations or establish any rights against the Reinsurer in favor of any third party or any persons not parties to this Contract.
Article XIV — Follow the Fortunes
The Reinsurer’s liability shall be subject to the same rates, terms, conditions, waivers and interpretations, and to the same modifications and alterations as the respective policies of the Company, and will attach simultaneously with that of the Company, the true intent of this Contract being that the Reinsurer follow the fortunes of the Company in respect of the policies reinsured under this Contract. Nothing will in any manner create any obligations or establish any rights against the Reinsurer in favor of any third parties or any persons not party to this Contract, except as provided by the Insolvency Article.
Article XV — Commission (BRMA 10A)
A.	The Reinsurer shall allow the Company a 24.25% commission on all premiums ceded to the Reinsurer hereunder. The Company shall allow the Reinsurer return commission on return premiums at the same rate.

B.	It is expressly agreed that the ceding commission allowed the Company includes provision for all dividends, commissions, taxes, assessments, and all other expenses of whatever nature, except loss adjustment expense.
Article XVI — Reports and Remittances
A.	Within 30 days after the end of each month, the Company shall report to the Reinsurer:
1.	Ceded gross written premium for the month;

2.	Commission thereon;

3.	Ceded losses and loss adjustment expense paid during the month (net of any recoveries during the month under the “cash call” provisions of the Claims and Loss Adjustment Expense Article).
The positive balance of (1) less (2) less (3) shall be remitted by the Company with its report. Any balance shown to be due the Company shall be remitted by the Reinsurer as promptly as possible after receipt and verification of the Company’s report.

B.	Within 30 days after the end of each month, the Company shall provide the Reinsurer with a bordereau statement of policies subject to this Contract for underwriting purposes, setting forth the following:
1.	Account name;

2.	Location;

3.	Premium;

4.	Limit;

5.	Attachment point;

6.	Self-insured retention data;

7.	Aggregate coverage indication;

8.	Batch/integrated occurrence coverage indication;

9.	Percentage rate change from the prior year;

10.	Premium deviation from actuarial indication;

11.	For renewal policies, the information set forth in subparagraphs 1 through 8 above for the expiring policy.

C.	Within 60 days after the end of each calendar quarter, the Company shall report to the Reinsurer the following:
1.	The ceded unearned premiums and ceded outstanding loss reserves as of the end of the quarter;

2.	A list of all claims subject to this Contract coded by the Company as “C,” “D,” “P” and “R” as of the end of the quarter;

3.	Open and closed claim activity by the Company’s designation during the quarter;

4.	Any upward movement of the severity designation of any claims subject to this Contract coded by the Company as “C,” “D,” “P” and “R,” to be reported on a segregated basis.
D.	Annually, the Company shall furnish the Reinsurer with such information as the Reinsurer may require to complete its Annual Convention Statement.
Article XVII — Late Payments
A.	The provisions of this Article shall not be implemented unless specifically invoked, in writing, by one of the parties to this Contract.

B.	In the event any premium, loss or other payment due either party is not received by the intermediary named in the Intermediary Article (BRMA 23A) (hereinafter referred to as the “Intermediary”) by the payment due date, the party to whom payment is due may, by notifying the Intermediary in writing, require the debtor party to pay, and the debtor party agrees to pay, an interest penalty on the amount past due calculated for each such payment on the last business day of each month as follows:
1.	The number of full days which have expired since the due date or the last monthly calculation, whichever the lesser; times

2.	1/365ths of the six-month United States Treasury Bill rate as quoted in The Wall Street Journal on the first business day of the month for which the calculation is made; times

3.	The amount past due, including accrued interest.
It is agreed that interest shall accumulate until payment of the original amount due plus interest penalties have been received by the Intermediary.

C.	The establishment of the due date shall, for purposes of this Article, be determined as follows:
1.	As respects any routine payment, adjustment or return due either party, the due date shall be as provided for in the applicable section of this Contract. In the event a due date is not specifically stated for a given payment, it shall be deemed due 30 days after the date of transmittal by the Intermediary of the initial billing for each such payment.

2.	As respects a “cash call” made in accordance with the last sentence of paragraph B of the Claims and Loss Adjustment Expense Article, payment shall be deemed due 30 days after the proof of loss or demand for payment is transmitted to the Reinsurer. If such loss or claim payment is not received within the 30 days, interest will accrue on the payment or amount overdue in accordance with paragraph B above, from the date the proof of loss or demand for payment was transmitted to the Reinsurer.

3.	As respects any payment, adjustment or return due either party not otherwise provided for in subparagraphs 1 and 2 of this paragraph, the due date shall be deemed as 30 days following transmittal of written notification that the provisions of this Article have been invoked.
For purposes of interest calculations only, amounts due hereunder shall be deemed paid upon receipt by the Intermediary.

D.	Nothing herein shall be construed as limiting or prohibiting a Subscribing Reinsurer from contesting the validity of any claim, or from participating in the defense of any claim or suit, or prohibiting either party from contesting the validity of any payment or from initiating any arbitration or other proceeding in accordance with the provisions of this Contract. If the debtor party prevails in arbitration or other proceeding, then any interest penalties due hereunder on the amount in dispute shall be null and void. If the debtor party loses in such proceeding, then the interest penalty on the amount determined to be due hereunder shall be calculated in accordance with the provisions set forth above unless otherwise determined by such proceedings. If a debtor party advances payment of any amount it is contesting, and proves to be correct in its contestation, either in whole or in part, the other party shall reimburse the debtor party for any such excess payment made plus interest on the excess amount calculated in accordance with this Article.

E.	Interest penalties arising out of the application of this Article that are $100 or less from any party shall be waived unless there is a pattern of late payments consisting of three or more items over the course of any 12-month period.
Article XVIII — Offset
Each party hereto shall have, and may exercise at any time and from time to time, the right to offset any and all balances due from a party to the other arising under this Contract. In the event of the insolvency of a party hereto, offsets shall only be allowed in accordance with the provisions of any applicable law governing offset entitlement.
Article XIX — Access to Records
The Reinsurer or its duly appointed representative shall have, upon providing reasonable advance notice to the Company, access to the Company’s books and records pertaining to the business covered during the period that this Contract is in force and subsequent to its termination or expiration until all claims are closed. The Reinsurer’s right to inspect premium books and premium records will terminate five years after the termination or expiration of this Contract. Notwithstanding the provisions of the preceding, if undisputed balances due from the Reinsurer under this Contract have not been paid for the two most recent reported three-month periods or if any undisputed cash call is outstanding, the Reinsurer shall not have access to any of the Company’s records relating to this Contract without the specific consent of the Company.

Article XX — Confidentiality
A.	For a period of five years following the termination or expiration of this Contract, the Reinsurer undertakes to treat the terms of this Contract (and any confidential, proprietary information relating thereto provided in writing by the Company, whether directly or through an authorized agent) (hereinafter called the “Confidential Information”) as confidential. Confidential Information shall not include documents, information or data which the Reinsurer can show: (1) is publicly known or has become publicly known through no unauthorized act of the receiving party, (2) has been rightfully received from a third person without obligation of confidentiality, or (3) was known by the Reinsurer prior to the placement of this Contract without an obligation of confidentiality or is independently developed by the receiving party without reliance on the Confidential Information.

B.	Absent the written consent of the Company, the Reinsurer will not disclose any Confidential Information to any third parties, including any affiliated companies, except: (1) when required by retrocessionaires subject to the business ceded to this Contract, (2) when required by applicable law or regulation or by legal process, or (3) when required by external actuaries, auditors or counsel in the normal course of business.

C.	Notwithstanding the above, in the event the receiving party is required by court order, other legal process or any regulatory authority to release or disclose any or all of the Confidential Information, the receiving party agrees to provide the other party with written notice of same at least 10 days prior to such release or disclosure and to use its commercially reasonable best efforts to assist such party (at such party’s cost) in maintaining the confidentiality provided for in this Article.

D.	The provisions of this Article shall extend to the officers, directors and employees of the Reinsurer, and shall be binding upon their successors and assigns.

E.	Except as expressly set forth above, the parties agree and acknowledge that this Article is not intended to restrict or limit the conduct of the other party’s current or proposed business.
Article XXI — Errors and Omissions
Any inadvertent delay, omission or error shall not relieve either party hereto from any liability which would attach to it hereunder if such delay, omission or error had not been made, provided such omission or error is rectified immediately upon discovery.
Article XXII — Currency (BRMA 12A)
A.	Whenever the word “Dollars” or the “$” sign appears in this Contract, they shall be construed to mean United States Dollars and all transactions under this Contract shall be in United States Dollars.

B.	Amounts paid or received by the Company in any other currency shall be converted to United States Dollars at the rate of exchange at the date such transaction is entered on the books of the Company.

Article XXIII — Currency Revaluation
It is agreed that underwriting to contractual limits will be done in terms of United States (U.S.) dollar equivalent on the basis of exchange rates in effect at the time of inception of new or renewal business or at the time an addition to an existing risk takes place. In the event there is a reduction in parity value of the U.S. dollar from that existing at the time the risk was written which results in the contractual limits being exceeded, the Company shall be held covered for such excess until next renewal of the risk, at which time underwriting will then conform to the contractual U.S. dollar limits in effect at the time.
Article XXIV — Taxes (BRMA 50C)
In consideration of the terms under which this Contract is issued, the Company will not claim a deduction in respect of the premium hereon when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America, the District of Columbia or Canada.
Article XXV — Federal Excise Tax
A.	The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax 1.0% of the premium payable hereon to the extent such premium is subject to Federal Excise Tax.

B.	In the event of any return of premium becoming due hereunder the Reinsurer will deduct 1.0% from the amount of the return and the Company or its agent should take steps to recover the Tax from the United States Government.
Article XXVI — Security
A.	If required by any applicable law, regulation or regulatory authority, or as otherwise provided in a master reinsurance security agreement between the Company and any reinsurer hereunder (such agreement to be incorporated by reference herein, but only as between the parties to such an agreement), the Reinsurer shall secure its Obligations to the Company hereunder through one or more of the following methods, which the Reinsurer shall select at its option:
1.	Funds withheld: funds otherwise due to the Reinsurer under this Contract that are subject to withdrawal, transfer or substitution solely by the Company and held under its exclusive control;

2.	Letters of credit: one or more clean, irrevocable and unconditional evergreen letters of credit issued by a bank or banks acceptable to the Company in its sole discretion that meet the requirements of any applicable law, regulation or regulatory authority, and, in any event, would permit the Company and all members of its intercompany pool, if any, to take credit for reinsurance in their respective states of domicile assuming the Reinsurer were an unauthorized reinsurer in such states; or

3.	Reinsurance trust account: funds deposited pursuant to a trust agreement in form and substance, and with a third party trustee, in each case satisfactory to the Company in its sole discretion that meets the requirements of any applicable law, regulation or regulatory authority, and, in any event, would permit the Company and all members of its intercompany pool, if any, to take credit for reinsurance in their respective states of domicile assuming the Reinsurer were an unauthorized reinsurer in such states. (With respect to Lloyd’s Syndicates, the Company agrees that the Lloyd’s U.S. Credit for Reinsurance Trust Fund is, in form and substance, and with a third party trustee, satisfactory to the Company for purposes of this provision; and that paragraph E shall not apply to such syndicates where the requirements of the Lloyd’s U.S. Credit for Reinsurance Trust Fund have been met.)
In the event that the Reinsurer at any time fails to meet its security obligations as set forth in this Article, the Company shall be entitled to hold back, as funds withheld, any amounts otherwise due to the Reinsurer under this Contract or any other agreement between the Company and the Reinsurer.

B.	The term “Obligations” shall mean the Reinsurer’s share of 100%, or any higher percentage required by any applicable law, regulation or regulatory authority, of: (1) losses and loss adjustment expenses paid by the Company, but not recovered from the Reinsurer;
(2)	reserves for losses and loss adjustment expenses reported and outstanding;

(3)	reserves for losses and loss adjustment expenses incurred but not reported; and

(4)	unearned premium.
C.	The security required under this Article shall be adjusted by the Company periodically, but not more frequently than quarterly.

D.	Notwithstanding any other provision of this Contract, any letters of credit may be drawn upon and/or assets in any reinsurance trust account may be withdrawn by the Company at anytime: (1) to reimburse the Company for the Reinsurer’s share of returned premiums upon policy cancellation; (2) to reimburse the Company for the Reinsurer’s share of surrenders and benefits or losses paid by the Company; (3) to pay any other amount the Company claims is due under this Contract; (4) in the event that the Company receives notice of nonrenewal of any letter of credit or termination of any trust agreement; or (5) as funds withheld for the Reinsurer’s Obligations under this Contract. Additionally, any funds withheld may be applied as respects items (1) through (4) above.

E.	Prior to depositing any assets into a reinsurance trust account, the Reinsurer shall execute assignments or endorsements in blank, or transfer legal title of such assets to the trustee, so that the Company, or the trustee upon the Company’s direction, may negotiate any such assets without the consent or signature of the Reinsurer or any other entity. Notwithstanding the composition of assets in any trust account, all settlements of account between the Company and the Reinsurer shall be in cash or its equivalent.

F.	Unless the Reinsurer shall be in default of any provision of this Contract, simple interest shall be credited to the Reinsurer on funds withheld each time the Obligations are adjusted at the one-year LIBOR rate for U.S. Dollars then in effect.

G.	The Company may, at its discretion, require payment of any sum in default instead of resorting to any security held, and it shall be no defense to any such claim that the Company might have had recourse to any such security.

H.	For purposes of this Article, “any applicable law, regulation or regulatory authority” shall include but not be limited to all laws and regulations affecting the ability of the Company and all members of its intercompany pool, if any, to take credit for reinsurance, and all laws and regulations applicable to foreign branches of the Company.

I.	This Article shall survive the expiration or termination of this Contract.
Article XXVII — Insolvency
A.	In the event of the insolvency of the one or more of the reinsured companies, this reinsurance shall be payable directly to the company, or to its liquidator, receiver, conservator or statutory successor immediately upon demand on the basis of the liability of the company without diminution because of the insolvency of the company or because the liquidator, receiver, conservator or statutory successor of the company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the company shall give written notice to the Reinsurer of the pendency of a claim against the company which would involve a possible liability on the part of the Reinsurer, indicating the policy or bond reinsured, within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership. It is further agreed that during the pendency of such claim the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the company or its liquidator, receiver, conservator, or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the company solely as a result of the defense undertaken by the Reinsurer.

B.	Where two or more Reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of the Contract as though such expense had been incurred by the company.

C.	The reinsurance shall be payable by the Reinsurer to the company or to its liquidator, receiver, conservator, or statutory successor, except (1) where this Contract specifically provides another payee of such reinsurance in the event of the insolvency of the company, or (2) where the Reinsurer with the consent of the direct insured or insured have voluntarily assumed such policy obligations of the company as direct obligations of the Reinsurer to the payees under such policies and in substitution for the obligations of the company to the payees.

D.	Notwithstanding paragraphs A, B and C, where the company is authorized under the Insurance Companies Act (Canada) to insure in Canada risks, in the event of the insolvency of the company, reinsurance payable in respect of the insurance business in Canada of the company shall be payable to the Chief Agent in Canada of the company or to the liquidator, receiver, conservator or statutory successor appointed in Canada in respect of the insurance business in Canada of the company without diminution because of the insolvency of the company or because the company or a liquidator, receiver, conservator or statutory successor of the company has failed to pay all or any portion of any claim. All other terms and conditions of paragraphs A, B and C remain in effect and apply to this paragraph D which shall prevail if there is a conflict or inconsistency.

Article XXVIII — Arbitration
A.	Any and all disputes arising under or relating to this Contract, including its formation and validity, will be finally and fully determined in Hamilton, Bermuda under the provisions of The Bermuda International Conciliation and Arbitration Act of 1993 (exclusive of the Conciliation Part of such Act), as may be amended and supplemented, by a Board composed of three arbitrators to be selected for each controversy as follows:
In the event of a dispute, controversy or claim, any party may notify the other party or parties to such dispute, controversy or claim of its desire to arbitrate the matter, and at the time of such notification the party desiring arbitration will notify any other party or parties of the name of the arbitrator selected by it. The other party who has been so notified will within 30 calendar days thereafter select an arbitrator and notify the party desiring arbitration of the name of such second arbitrator. If the party notified of a desire for arbitration will fail or refuse to nominate the second arbitrator within 30 calendar days following receipt of such notification, the party who first served notice of a desire to arbitrate will, within an additional period of 30 calendar days, apply to the Supreme Court of Bermuda for the appointment of a second arbitrator and in such a case the arbitrator appointed by such court will be deemed to have been nominated by the party or parties who failed to select the second arbitrator. The two arbitrators, chosen as above provided, will within 30 calendar days after the appointment of the second arbitrator choose a third arbitrator. In the event of the failure of the first two arbitrators to agree on a third arbitrator within said 30 calendar day period, the third arbitrator will be drawn automatically utilizing the Dow Jones Industrial Average on the third working day after both names have been chosen in writing. A Dow Jones Industrial Average ending in an even number before the decimal point will be deemed to be the selection of the claimant’s name and the Dow Jones Industrial Average ending in an odd number before the decimal point will be deemed to be the selection of the respondent’s name. For purposes of this paragraph, zero shall be considered an even number. The three arbitrators will decide by majority. The umpire will also act as Chair of the Tribunal and, in the event that no majority can be reached, the verdict of the umpire will prevail.
B.	All claims, demands, denials of claims and notices pursuant to this Article will be given in writing and given by hand, prepaid express courier, airmail or telecopier properly addressed to the appropriate party and will be deemed as having been effected only upon actual receipt.

C.	The Board of Arbitration will fix, by a notice in writing to the parties involved, a reasonable time and place for the hearing and may prescribe reasonable rules and regulations governing the course and conduct of the arbitration proceeding, including without limitation discovery by the parties. The Board will be relieved of all judicial formality and will not be bound by the strict rules of procedure evidence. The Board will interpret this Contract as if it were an honorable engagement rather than as merely a legal obligation.

D.	The Board will, within 90 calendar days following the conclusion of the hearing, render its decision on the matter or matters in controversy in writing and will cause a copy thereof to be served on all the parties thereto. In case the Board fails to reach a unanimous decision, the decision of the majority of the members of the Board will be deemed to be the decision of the Board. Such decision will be a complete defense to any attempted appeal or litigation of such decision of the Board of Arbitration by, any court or other body to the fullest extent permitted by applicable law.

E.	Any order as to the costs of the arbitration will be in the sole discretion of the Board, who may direct to whom and by whom and in what manner they will be paid.

F.	All awards made by the Arbitration Board will be final and no right of appeal will lie from any award rendered by the Arbitration Board. The parties agree that the Supreme Court of Bermuda: (1) will not grant leave to appeal any award based upon a question of law arising out of the award; (2) will not grant leave to make an application with respect to an award; (3) and will not assume jurisdiction upon any application by a party to determine any issue of law arising in the course of the arbitration proceeding.

All awards made by the Arbitration Board may be enforced in the same manner as a judgment or order from the Supreme Court of Bermuda and judgment may be entered pursuant to the terms of the award by leave from the Supreme Court of Bermuda.

G.	If the Company and more than one reinsurer are involved in the same dispute(s) or difference(s) arising out of this Contract, and the Company requests consolidated arbitration with those reinsurers in an initial notice of arbitration or response, then those reinsurers will constitute and act as one party for purposes of the arbitration and thus will select a single party-appointed arbitrator among them. If the Company requests consolidation in its notice of arbitration, then both parties will elect their party-appointed arbitrators within 45 calendar days of the commencement of the arbitration proceeding. If the Company requests consolidation in its response, then (1) that response will be appended to the Company’s notice of arbitration to the additional reinsurer(s) joined in the proceeding, (2) any arbitral appointment made before that response will be of no effect, and (3) the reinsurers will select their arbitrator within 45 calendar days of their receipt of those pleadings. For purposes of this paragraph, any instance in which two or more of the reinsurers have not paid their proportional shares of the same balance claimed due by the Company will be deemed to involve the same dispute(s) or difference(s) arising out of this Contract. Communications will be made by the Company to each of the reinsurers constituting one party. Nothing in this paragraph will impair the rights of reinsurers to assert several rather than joint defenses or claims, change their liability under this Contract from several to joint, or impair their rights to retain separate counsel in connection with the arbitration.

H.	Unless prohibited by law, the Supreme Court of Bermuda will have exclusive jurisdiction over any and all court proceedings that either party may initiate in connection with the arbitration, including proceedings to compel, stay, or enjoin arbitration or to confirm, vacate, modify, or correct an arbitration award.
Article XXIX — Service of Suit
This Article will not be read to conflict with or override the obligations of the parties to arbitrate their disputes as provided for in the Arbitration Article. This Article is intended as an aid to compelling arbitration or enforcing such arbitration or arbitral award, not as an alternative to the Arbitration Article for resolving disputes arising out of this Contract.
It is agreed that, in the event the Reinsurer fails to pay any amount claimed to be due hereunder, the Reinsurer, at the request of the Company, will submit to the jurisdiction of a court of competent jurisdiction within Bermuda and will comply with all requirements of this jurisdiction; and all matters arising hereunder shall be determined in accordance with the law and practice of Bermuda. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer’s rights to commence an action in any court of competent jurisdiction in Bermuda.
Article XXX — Agency Agreement
If more than one reinsured company is named as a party to this Contract, the first named company shall be deemed the agent of the other reinsured companies for purposes of sending or receiving notices required by the terms and conditions of this Contract, and for purposes of remitting or receiving any monies due any party.
Article XXXI — Governing Law (BRMA 71B)
This Contract shall be governed by and construed in accordance with the laws of the State of New York.
Article XXXII — Severability
If any provision of this Contract shall be rendered illegal or unenforceable by the laws, regulations or public policy of any applicable jurisdiction, such provision shall be considered void in such jurisdiction, but this shall not affect the validity or enforceability of any other provision of this Contract or the enforceability of such provision in any other jurisdiction.
Article XXXIII — Other Terms and Conditions
A.	Assignment

This Contract shall be binding upon and inure to the benefit of the Company and the Reinsurer and their respective successors and assigns provided, however, this Contract may not be assigned by either party without the prior written consent of the other, which consent may be withheld by either party at its sole discretion. This paragraph shall not be construed to preclude the appointment by the Company of an agent to manage and collect reinsurance recoverable on behalf of the Company.

B.	Entire Agreement

This Contract shall constitute the entire agreement between the parties with respect to the Business Covered hereunder. There are no understandings between the parties other than as expressed in this Contract. Any change or modification of this Contract shall be null and void unless signed by both the Company and the Reinsurer as an amendment to this Contract or as otherwise clearly and unambiguously agreed to by all affected parties by an exchange of documentation.

C.	Headings

The headings preceding the text of the articles and paragraphs of this Contract shall not affect the meaning, interpretation, construction or effect of this Contract.

D.	Waiver

The failure of the Company or the Reinsurer to insist on strict compliance with this Contract or to exercise any right or remedy shall not constitute a waiver of any rights contained in this Contract nor stop the parties from thereafter demanding full and complete compliance nor prevent the parties form exercising any remedy.

E.	Notices

For purposes of sending and receiving notices and payments required by this Contract other than in respect of the Service of Suit Article and the Security Article herein, the reinsured company that is set forth first in the “Company” is deemed the agent of all other reinsured companies referenced herein. In no event, however, shall any reinsured company be deemed the agent of another with respect to the terms of the Insolvency Article.

F.	Special Conditions

It is hereby deemed that the Company will not write policies subject to this Contract with minimum premium rates per million dollars of limit less than those stated in the Company’s current underwriting guidelines.
Article XXXIV — Intermediary (BRMA 23A)
Benfield Inc. is hereby recognized as the Intermediary negotiating this Contract for all business hereunder. All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through Benfield Inc. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed to constitute payment to the Company only to the extent that such payments are actually received by the Company.
Signed for an on behalf of the Company in the Signing Pages attached hereto.

Signing Page
to the
Healthcare Liability Quota Share
Reinsurance Contract
Effective: January 1, 2007
issued to
Allied World Assurance Company, Ltd
Hamilton, Bermuda
Allied World Assurance Company (U.S.) inc.
Wilmington, Delaware
Newmarket Underwriters Insurance Company
Concord, New Hampshire
Allied World Assurance Company (Europe) Limited
Dublin, Ireland
Allied World Assurance Company (Reinsurance) Limited
Dublin, Ireland
and any or all of the affiliated or subsidiary insurance companies that are or may hereafter come under
common control, ownership and/or management
In Witness Whereof, the Company by its duly authorized representatives has executed this Contract as of the dates undermentioned at:
Hamilton, Bermuda, this 13th day of April in the year 2007.
/s/ Frank N. D’Orazio
Allied World Assurance Company, Ltd

Signing Page
to the
Healthcare Liability Quota Share
Reinsurance Contract
Effective: January 1, 2007
issued to
Allied World Assurance Company, Ltd
Hamilton, Bermuda
Allied World Assurance Company (U.S.) Inc.
Wilmington, Delaware
Newmarket Underwriters insurance Company
Concord, New Hampshire
Allied World Assurance Company (Europe) Limited
Dublin, Ireland
Allied World Assurance Company (Reinsurance) Limited
Dublin, Ireland
and any or all of the affiliated or subsidiary insurance companies that are or may hereafter come under
common control, ownership and/or management
In Witness Whereof, the Company by its duly authorized representatives has executed this Contract as of the dates undermentioned at:
NY, NY, this 13 day of April in the year 2007.
/s/ Susan Morgan
Allied World Assurance Company (U.S.) Inc.
Newmarket Underwriters Insurance Company

Signing Page
to the
Healthcare Liability Quota Share
Reinsurance Contract
Effective: January 1, 2007
issued to
Allied World Assurance Company, Ltd
Hamilton, Bermuda
Allied World Assurance Company (U.S.) Inc.
Wilmington, Delaware
Newmarket Underwriters Insurance Company
Concord, New Hampshire
Allied World Assurance Company (Europe) Limited
Dublin, Ireland
Allied World Assurance Company (Reinsurance) Limited
Dublin, Ireland
and any or all of the affiliated or subsidiary insurance companies that are or may hereafter come under
common control, ownership and/or management
In Witness Whereof, the Company by its duly authorized representatives has executed this Contract as of the dates undermentioned at:
                    ,                     , this 16 day of April in the year 2007.

/s/ John Redmond
Allied World Assurance Company (Europe) Limited
Allied World Assurance Company (Reinsurance) Limited

Signing Page
to the
Interests and Liabilities Agreement
of
Transatlantic Reinsurance Company
New York, New York
with respect to the
Healthcare Liability Quota Share
Reinsurance Contract
Effective: January 1, 2007
issued to and duly executed by
Allied World Assurance Company, Ltd
Hamilton, Bermuda
Allied World Assurance Company (U.S.) Inc.
Wilmington, Delaware
Newmarket Underwriters Insurance Company
Concord, New Hampshire
Allied World Assurance Company (Europe) Limited
Dublin, Ireland
Allied World Assurance Company (Reinsurance) Limited
Dublin, Ireland
and any or all of the affiliated or subsidiary insurance companies that are or may hereafter come under
common control, ownership and/or management
In Witness Whereof, the Company by its duly authorized representative has executed this Agreement as of the date undermentioned at:
Hamilton, BERMUDA, this 13th day of April in the year 2007.

/s/ Frank N. D’Orazio Allied World Assurance Company, Ltd

Signing Page
to the
Interests and Liabilities Agreement
of
Transatlantic Reinsurance Company
New York, New York
with respect to the
Healthcare Liability Quota Share
Reinsurance Contract
Effective: January 1, 2007
issued to and duly executed by
Allied World Assurance Company, Ltd
Hamilton, Bermuda
Allied World Assurance Company (U.S.) Inc.
Wilmington, Delaware
Newmarket Underwriters Insurance Company
Concord, New Hampshire
Allied World Assurance Company (Europe) Limited
Dublin, Ireland
Allied World Assurance Company (Reinsurance) Limited
Dublin, Ireland
and any or all of the affiliated or subsidiary insurance companies that are or may hereafter come under
common control, ownership and/or management
In Witness Whereof, the Company by its duly authorized representative has executed this Agreement as of the date undermentioned at:
Hamilton, BERMUDA, this 13th day of April in the year 2007.

/s/ Frank N. D’Orazio Allied World Assurance Company, Ltd

Signing Page
to the
Interests and Liabilities Agreement
of
Transatlantic Reinsurance Company
New York, New York
with respect to the
Healthcare Liability Quota Share
Reinsurance Contract
Effective: January 1, 2007
issued to and duly executed by
Allied World Assurance Company, Ltd
Hamilton, Bermuda
Allied World Assurance Company (U.S.) Inc.
Wilmington, Delaware
Newmarket Underwriters Insurance Company
Concord, New Hampshire
Allied World Assurance Company (Europe) Limited
Dublin, Ireland
Allied World Assurance Company (Reinsurance) Limited
Dublin, Ireland
and any or all of the affiliated or subsidiary insurance companies that are or may hereafter come under
common control, ownership and/or management
In Witness Whereof, the Company by its duly authorized representative has executed this Agreement as of the date undermentioned at:
NY, NY this 13 day of April in the year 2007.

/s/ Susan Morgan Allied World Assurance Company (U.S.) Inc.
Newmarket Underwriters Insurance Company

Signing Page
to the
Interests and Liabilities Agreement
of
Transatlantic Reinsurance Company
New York, New York
with respect to the
Healthcare Liability Quota Share
Reinsurance Contract
Effective: January 1, 2007
issued to and duly executed by
Allied World Assurance Company, Ltd
Hamilton, Bermuda
Allied World Assurance Company (U.S.) Inc.
Wilmington, Delaware
Newmarket Underwriters Insurance Company
Concord, New Hampshire
Allied World Assurance Company (Europe) Limited
Dublin, Ireland
Allied World Assurance Company (Reinsurance) Limited
Dublin, Ireland
and any or all of the affiliated or subsidiary insurance companies that are or may hereafter come under
common control, ownership and/or management
In Witness Whereof, the Company by its duly authorized representative has executed this Agreement as of the date undermentioned at:
                    ,                     , this 16 day of April in the year 2007.

/s/ John Redmond Allied World Assurance Company (Europe) Limited
Allied World Assurance Company (Reinsurance) Limited

Signing Page
to the
Interests and Liabilities Agreement
of
Transatlantic Reinsurance Company
New York, New York

with respect to the
Healthcare Liability Quota Share
Reinsurance Contract
Effective: January 1, 2007
issued to and duly executed by
Allied World Assurance Company, Ltd
Hamilton, Bermuda
Allied World Assurance Company (U.S.) Inc.
Wilmington, Delaware
Newmarket Underwriters Insurance Company
Concord, New Hampshire
Allied World Assurance Company (Europe) Limited
Dublin, Ireland
Allied World Assurance Company (Reinsurance) Limited
Dublin, Ireland
and any or all of the affiliated or subsidiary insurance companies that are or may hereafter come under
common control, ownership and/or management
In Witness Whereof, the Company by its duly authorized representative has executed this Agreement as of the date under mentioned at:
                    ,                     , this 16 day of April in the year 2007.

/s/ John Redmond

Allied World Assurance Company (Europe) Limited
Allied World Assurance Company (Reinsurance) Limited

Page 5 of 5